Exhibit 24.01
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint RICHARD C. KELLY, BENJAMIN G.S. FOWKE III and DAVID M. SPARBY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to (i) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Company’s three 401(k) Plans and similar plans pursuant to the 1934 Act, and all amendments, supplements and corrections thereto, to be filed by the Company with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act, as amended; and (ii) one or more Registration Statements, on Form S-3, Form S-8 or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debt, equity or other securities of the Company, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 23rd day of February, 2011.

/s/ Richard C Kelly
Richard C Kelly
Chairman and CEO
Xcel Energy Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint RICHARD C. KELLY, BENJAMIN G.S. FOWKE III and DAVID M. SPARBY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to (i) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Company’s three 401(k) Plans and similar plans pursuant to the 1934 Act, and all amendments, supplements and corrections thereto, to be filed by the Company with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act, as amended; and (ii) one or more Registration Statements, on Form S-3, Form S-8 or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debt, equity or other securities of the Company, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 23rd day of February, 2011.

/s/ Benjamin G.S. Fowke, III
Benjamin G.S. Fowke, III
Director, President and Chief Operating Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint RICHARD C. KELLY, BENJAMIN G.S. FOWKE III and DAVID M. SPARBY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to (i) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Company’s three 401(k) Plans and similar plans pursuant to the 1934 Act, and all amendments, supplements and corrections thereto, to be filed by the Company with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act, as amended; and (ii) one or more Registration Statements, on Form S-3, Form S-8 or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debt, equity or other securities of the Company, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 20th day of February, 2011.

/s/ Fredric W. Corrigan
Fredric W. Corrigan
Director
Xcel Energy Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint RICHARD C. KELLY, BENJAMIN G.S. FOWKE III and DAVID M. SPARBY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to (i) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Company’s three 401(k) Plans and similar plans pursuant to the 1934 Act, and all amendments, supplements and corrections thereto, to be filed by the Company with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act, as amended; and (ii) one or more Registration Statements, on Form S-3, Form S-8 or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debt, equity or other securities of the Company, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 23rd day of February, 2011.

/s/ Richard K. Davis
Richard K. Davis
Director
Xcel Energy Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint RICHARD C. KELLY, BENJAMIN G.S. FOWKE III and DAVID M. SPARBY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to (i) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Company’s three 401(k) Plans and similar plans pursuant to the 1934 Act, and all amendments, supplements and corrections thereto, to be filed by the Company with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act, as amended; and (ii) one or more Registration Statements, on Form S-3, Form S-8 or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debt, equity or other securities of the Company, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 21st day of February, 2011.

/s/ Albert F. Moreno
Albert F. Moreno
Director
Xcel Energy Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint RICHARD C. KELLY, BENJAMIN G.S. FOWKE III and DAVID M. SPARBY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to (i) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Company’s three 401(k) Plans and similar plans pursuant to the 1934 Act, and all amendments, supplements and corrections thereto, to be filed by the Company with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act, as amended; and (ii) one or more Registration Statements, on Form S-3, Form S-8 or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debt, equity or other securities of the Company, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 23rd day of February, 2011.

/s/ Christopher J. Policinski
Christopher J. Policinski
Director
Xcel Energy Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint RICHARD C. KELLY, BENJAMIN G.S. FOWKE III and DAVID M. SPARBY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to (i) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Company’s three 401(k) Plans and similar plans pursuant to the 1934 Act, and all amendments, supplements and corrections thereto, to be filed by the Company with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act, as amended; and (ii) one or more Registration Statements, on Form S-3, Form S-8 or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debt, equity or other securities of the Company, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 19th day of February, 2011.

/s/ David A. Westerlund
David A. Westerlund
Director
Xcel Energy Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint RICHARD C. KELLY, BENJAMIN G.S. FOWKE III and DAVID M. SPARBY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to (i) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Company’s three 401(k) Plans and similar plans pursuant to the 1934 Act, and all amendments, supplements and corrections thereto, to be filed by the Company with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act, as amended; and (ii) one or more Registration Statements, on Form S-3, Form S-8 or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debt, equity or other securities of the Company, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 21st day of February, 2011.

/s/ Kim Williams
Kim Williams
Director
Xcel Energy Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint RICHARD C. KELLY, BENJAMIN G.S. FOWKE III and DAVID M. SPARBY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to (i) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Company’s three 401(k) Plans and similar plans pursuant to the 1934 Act, and all amendments, supplements and corrections thereto, to be filed by the Company with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act, as amended; and (ii) one or more Registration Statements, on Form S-3, Form S-8 or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debt, equity or other securities of the Company, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 23rd day of February, 2011.

/s/ Timothy V. Wolf
Timothy V. Wolf
Director
Xcel Energy Inc

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint RICHARD C. KELLY, BENJAMIN G.S. FOWKE III and DAVID M. SPARBY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to (i) the Form 11-K Annual Reports of the Company’s three 401(k) Plans and similar plans pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), and all amendments, supplements and corrections thereto, to be filed by the Company with the Securities and Exchange Commission (the “SEC”), (ii) any amendments, supplements or corrections to the Company’s Form 10-K, or other applicable form, for the fiscal year ended December 31, 2010 filed by the Company with the SEC,; and (iii) one or more Registration Statements, on Form S-3, Form S-8 or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debt, equity or other securities of the Company, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 22nd day of June, 2011.

/s/ A. Patricia Sampson
A. Patricia Sampson
Director

 POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint RICHARD C. KELLY, BENJAMIN G.S. FOWKE III and DAVID M. SPARBY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to (i) the Form 11-K Annual Reports of the Company’s three 401(k) Plans and similar plans pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), and all amendments, supplements and corrections thereto, to be filed by the Company with the Securities and Exchange Commission (the “SEC”), (ii) any amendments, supplements or corrections to the Company’s Form 10-K, or other applicable form, for the fiscal year ended December 31, 2010 filed by the Company with the SEC,; and (iii) one or more Registration Statements, on Form S-3, Form S-8 or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debt, equity or other securities of the Company, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 22nd day of June, 2011.

/s/ James J. Sheppard
James J. Sheppard
Director